SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): February 17, 2015

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PPLUS TRUST SERIES GSC-2)

(Exact name of registrant as specified in its charter)

Delaware	001-32247	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL		10036
New York, NY	(Zip Code)
(Address of principal
executive offices)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset-Backed Securities

Not applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events
Item 8.01	Other events

99.1	Distribution to holders of the PPLUS Trust Certificates Series GSC-2 on February 17, 2015.

For information with respect to the underlying securities held by PPLUS Trust Series GSC-2, please refer to The Goldman Sachs Group, Inc.’s (Commission file number 001-14965) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities and the junior subordinated debentures or the underlying securities issuer and the underlying securities guarantor contained in the underlying securities guarantor’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer and the underlying securities guarantor (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities and the junior subordinated debentures has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities and the junior subordinated debentures or the underlying securities issuer and the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Shell company transaction.

Not applicable.

(d)	Exhibits.

99.1	Trustee’s report in respect of the February 17, 2015 distribution to holders of the PPLUS Trust Certificates Series GSC-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: February 18, 2015	By:	/s/ Dylan Lohonen
	Name:	Dylan Lohonen
	Title:	President

EXHIBIT INDEX

99.1	Trustee’s report in respect of the February 17, 2015 distribution to holders of the PPLUS Trust Certificates Series GSC-2.